Exhibit 10.11

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

            This INTERCREDITOR AND SUBORDINATION AGREEMENT is entered into as of November 30, 2004 between PORTSIDE GROWTH & OPPORTUNITY FUND, a company organized under the laws of the Cayman Islands, in its capacity as collateral agent (in such capacity, the "SENIOR AGENT") for the "Buyers" party to the "Senior Loan Agreement" (as hereinafter defined) and for the other holders of the "Securities" as defined therein (the Buyers and such other holders, each, a "SENIOR LENDER" and, collectively, the "SENIOR LENDERS"), ARGYLE CAPITAL MANAGEMENT CORPORATION, a New York corporation (the "SENIOR SUBORDINATED LENDER").

                                    RECITALS

            A. Concurrently herewith, SpatiaLight, Inc., a New York corporation (the "BORROWER") is entering into the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "SENIOR LOAN AGREEMENT"), with the Buyers and the Senior Agent pursuant to which the Buyers have agreed to purchase the Securities and extend certain other financial accommodations to the Borrower.

            B. Concurrently herewith, as security for the prompt payment and performance of the "Senior Indebtedness" (as hereinafter defined), the Borrower is entering into security agreements, pledge agreements, collateral assignments and other security documents (as amended, restated or otherwise modified from time to time, the collectively, the "SENIOR SECURITY DOCUMENTS"), pursuant to which the Borrower is granting a lien on and a security interest in all of its personal property to the Senior Agent, for the benefit of the Senior Lenders.

            C. Prior hereto, the Borrower issued the 13 secured promissory notes, dated and in the respective original principal amounts set forth on Exhibit "A" annexed hereto (as amended, restated or otherwise modified from time to time, collectively, the "SENIOR SUBORDINATED NOTES "), to the Senior Subordinated Lender pursuant to which the Senior Subordinated Lender made convertible term loans to the Borrower in the aggregate original principal amount of $1,188,000.

            D. As security for the prompt payment and performance of the "Senior Subordinated Indebtedness" (as hereinafter defined), the Borrower entered into a Security Agreement, dated as of February 24, 1998, in favor of the Senior Subordinated Lender and other security documents related thereto (as amended, restated or otherwise modified from time to time, collectively, the "SENIOR SUBORDINATED SECURITY DOCUMENTS"), pursuant to which the Borrower granting a lien on and a security interest in all of its personal property to the Senior Agent to the Senior Subordinated Lender.

            E. The Senior Agent and the Senior Subordinated Lender wish to agree as to the priority of the repayment of the Senior Indebtedness and the Senior Subordinated Indebtedness, and the rights of each with respect thereto, and as to their respective liens upon and security interests in the "Collateral" (as hereinafter defined) and as to certain other rights, priorities, and interests as between and among the Senior Agent and the Senior Lenders, on the one hand, and the Senior Subordinated Lender, on the other hand.

                                    AGREEMENT

            In consideration of the foregoing, the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which the Senior Agent and the Senior Subordinated Lender hereby acknowledge, the Senior Agent (on its own behalf and on behalf of the Buyers and the other Senior Lenders) and the Senior Subordinated Lender hereby agree as follows:

            1. Definitions and Rules of Construction.

                  (a)  Definitions.   The  following  terms,  as  used  in  this
Agreement, shall have the following meanings:

                  "ACCOUNTS" means all of each Obligor's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the UCC), and any and all supporting obligations in respect thereof.

                  "AGREEMENT"   means  this   Intercreditor   and  Subordination
Agreement together with any and all amendments, extensions, modifications, riders, addenda, exhibits, and schedules hereto.

                  "BANKRUPTCY CASE" means any proceeding commenced by or against each Obligor, under any provision of the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief, and all converted or succeeding cases in respect thereof.

                  "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. ss. 101, et seq.), -- --- as amended, and any successor statute.

                  "BOOKS" means each Obligor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

                  "BORROWER" has the meaning set forth in the Preamble to this Agreement.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which national banks are authorized or required to close in New York City.

                  "COLLATERAL" means all assets and property of each Obligor, including, without limitation, all of such Obligor's presently existing and hereafter acquired personal property, including, without limitation, such Obligor's Accounts, Books, deposit accounts, Equipment, General Intangibles, Inventory, Investment Property and Negotiable Collateral; all proceeds and insurance proceeds of the foregoing; all money or other assets of such Obligor that now or hereafter come into the possession, custody, or control of a Secured Creditor; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, leases for real property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein.

                  "COMMON STOCK" means shares of common stock, $.01 par value per share, of the Borrower.

                  "DOCUMENTS" means, collectively, the Senior Documents and the Senior Subordinated Documents.

                  "EQUIPMENT" means all of each Obligor's now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), vessels, tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                  "GENERAL INTANGIBLES" means all of each Obligor's now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, judgments, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, designs, inventions, trade names, trade secrets, d/b/a's, Internet domain names, logos, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

                  "GUARANTOR" means any Person (other than the Borrower) that now or hereafter (a) is or becomes obligated in any manner with respect to any of the Senior Indebtedness or Senior Subordinated Indebtedness, whether as debtor, guarantor, surety or otherwise, or (b) has granted or grants a security inters or other lien on any of its assets to secure the payment or performance any of any of the Senior Indebtedness or Senior Subordinated Indebtedness.

                  "INVENTORY" means all of each Obligor's now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or constituting raw materials or work in process, or materials used or consumed in such Obligor's business.

                  "INVESTMENT PROPERTY" means all of each Obligor's now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the UCC, and any and all supporting obligations in respect thereof.

                  "NEGOTIABLE COLLATERAL" means all of each Obligor's now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

                  "OBLIGOR(S)" means the Borrower and/or any Guarantors, as applicable.

                  "PAID IN FULL" means the (a) earlier of (i) the indefeasible final payment in full in cash of all Senior Indebtedness in accordance with the Senior Documents, or (ii) the conversion in full of all Senior Indebtedness into shares of capital stock of the Borrower in accordance with the Senior Documents, and (b) such payment or conversion shall not be subject to defeasance, disgorgement, repayment or return for any reason whatsoever. For the purposes of this Agreement, the Senior Indebtedness shall not be deemed to have been (x) paid in full in cash, until 90 days following the date on which the Senior Agent and the Senior Lenders thereof shall have received indefeasible final payment in full in cash of all such Senior Indebtedness, or (y) converted in full into shares of capital stock of the Borrower, until 90 days following the date on which the shares issued in conversion of all Senior Indebtedness shall have been indefeasibly issued by the Borrower to the Senior Agent and the Senior Lenders.

                  "PERSON"   means  natural   persons,   corporations,   limited
liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                  "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                  "SECURED CREDITOR" means any of the Senior Agent, the Senior Lenders or the Senior Subordinated Lender, or any successor or assignee of any of them, or any future holder of Senior Indebtedness or Senior Subordinated Indebtedness, respectively.

                  "SECURED PARTY" has the meaning set forth in Section 12(a).

                  "SECURED CREDITOR REMEDIES" means any action by a Secured Creditor in furtherance of the sale, foreclosure, realization upon, or the repossession or liquidation of any of the Collateral, including, without limitation: (i) the exercise of any remedies or rights of a "Secured Creditor" under Article 9 of the UCC, such as, without limitation, the notification of account debtors; (ii) the exercise of any remedies or rights as a mortgagee or beneficiary (or by a trustee on behalf of any beneficiary), including, without limitation, the appointment of a receiver, or the commencement of any foreclosure proceedings or the exercise of any power of sale, including, without limitation, the placing of any advertisement for the sale of any Collateral;
(iii) the exercise of any remedies available to a judgment creditor; (iv) the exercise of any rights of forfeiture, recession or repossession of any assets; or (v) any other remedy available in respect of the Collateral available to such Secured Creditor under any Document to which it is a party or under applicable law; provided, however, that Secured Creditor Remedies shall not include any action taken by a Secured Creditor solely to (A) correct any mistake or ambiguity in any Documents, or (B) remedy or cure any defect in or lapse of perfection of the lien of a Secured Creditor in the Collateral.

                  "SECURED CREDITORS' INDEBTEDNESS" means, collectively, the Senior Indebtedness and the Senior Subordinated Indebtedness.

                  "SENIOR AGENT" has the meaning set forth in the Recitals to this Agreement and shall include any successor agent under the Senior Loan Agreement or any replacement or refinancing thereof.

                  "SENIOR DOCUMENTS" means, collectively, the Senior Loan Agreement, the Senior Security Documents, any Loan Documents (as defined in the Senior Loan Agreement) and any other document instrument or agreement now existing or in the future entered into evidencing, documenting, securing or otherwise relating to the Senior Indebtedness or the Collateral, together with, to the extent not prohibited by Section 14(a) of this Agreement, any amendments, replacements, substitutions, or restatements thereof.

                  "SENIOR INDEBTEDNESS" means any and all presently existing or hereafter arising indebtedness, reimbursement obligations, claims, debts, liabilities, obligations (including, without limitation, any prepayment premium), expenses, indemnities, commissions and fees of each Obligor owing to the Senior Agent and/or the Senior Lenders under the Senior Loan Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and all interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed), and any refinancings, renewals, refundings, or, to the extent permitted in Section 14(a) hereof, extensions of such amounts.

                  "SENIOR  LENDERS" has the meaning set forth in the preamble to
this  Agreement  and  shall  include  all  subsequent   holders  of  the  Senior
Indebtedness.

                  "SENIOR LOAN AGREEMENT" has the meaning set forth in the Recitals to this Agreement. "SENIOR SECURITY DOCUMENTS" has the meaning set forth in the Recitals to this Agreement.

                  "SENIOR SUBORDINATED DOCUMENTS" means, collectively, the Senior Subordinated Notes, the Senior Subordinated Security Documents and any other document, instrument, mortgage or agreement now existing or in the future entered into evidencing, documenting, securing, or otherwise relating to the Senior Subordinated Indebtedness or the Collateral, together with, to the extent permitted under Section 14(b) of this Agreement, any amendments, replacements, substitutions, or restatements thereof

                  "SENIOR SUBORDINATED INDEBTEDNESs" means any and all presently existing or hereafter - arising indebtedness, claims, debts, liabilities, obligations, fees and expenses of each Obligor owing to the Senior Subordinated Lender under the Senior Subordinated Documents, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest and other amounts accruing after commencement of any Bankruptcy Case, and any interest and other amounts that, but for the provisions of the Bankruptcy Code, would have accrued and become due or otherwise would have been allowed), and any refinancings, renewals, refundings, or extensions of such amounts.

                  "SENIOR SUBORDINATED LENDER" has the meaning set forth in the preamble to this Agreement.

                  "SENIOR SUBORDINATED NOTES" has the meaning set forth in the Recitals to this Agreement.

                  "SENIOR SUBORDINATED SECURITY DOCUMENTS" has the meaning set forth in the Recitals to this Agreement.

                  "SPECIFIED COLLATERAL" has the meaning set forth in Section 12 of this Agreement.

                  "UCC" means the Uniform Commercial Code as adopted in the State of New York, or in such other jurisdiction as governs the perfection of the liens and security interests in the Collateral for the purposes of the provisions hereof relating to such perfection or effect of perfection.

                  (b) UCC Definitions. All other capitalized terms used in this Agreement that are defined in the UCC shall have the meanings given to them in the UCC unless otherwise expressly defined herein.

                  (c)  Other   Definitional   Provisions.   When  used  in  this
Agreement: (i) the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement; (ii) the words "include," "includes," and "including" are not limiting; the word "or" has, except where otherwise required by the context, the inclusive meaning represented by the phrase "and/or"; (iii) unless otherwise specified, the words "Section," "Schedule" and "Exhibit" refer to Sections of, and Schedules and Exhibits to, this Agreement unless otherwise specified; and
(iv) the singular number includes the plural, and vice versa, whenever the context so requires.

            2. Subordination of Senior Subordinated Indebtedness.

                  2.1  Blockage of Payments to the Senior  Subordinated  Lender.
(a) No payment in cash or other property or otherwise on account of any Senior Subordinated Indebtedness (excluding the issuance of shares of Common Stock upon the exercise of the Senior Subordinated Lender's conversion rights thereunder) shall be made by or on behalf of the Obligors, and the Senior Subordinated Lender will not ask, demand, sue for, take, or receive any such payment, directly or indirectly, from or on behalf of the Obligors, until the Senior Indebtedness has been Paid in Full; provided, however, that interest payments in cash or in shares of Common Stock may be made in accordance with the terms of the Senior Subordinated Documents, so long as at the time of such payment or immediately after giving effect thereto there shall have occurred and be continuing a "Default" or an "Event of Default" under (and each as defined in) any of the Senior Documents.

                  (b) If at any time following a blockage of payments to the Senior Subordinated Lender pursuant to Section 2.1(a), the Senior Subordinated Lender is no longer prohibited from receiving any payments with respect to the Senior Subordinated Indebtedness by such Section, the Senior Subordinated Lender shall be entitled to receive all payments with respect to the Senior Subordinated Indebtedness that have been blocked together with any default interest to the extent provided for by the Senior Subordinated Documents.

                  2.2   Prohibition   of   Payments   of   Senior   Subordinated
Indebtedness  on   Acceleration  or  in  Bankruptcy   Case.  (a)  Upon  (i)  any
acceleration of the principal amount due on any Senior Subordinated Indebtedness, or (ii) any payment or distribution of assets of any Obligor, of any kind or character, whether in cash, property or securities, following commencement of a Bankruptcy Case, all amounts due or to become due upon all Senior Indebtedness shall first be Paid in Full, before any payment is made on account of any of the Senior Subordinated Indebtedness; and following commencement of a Bankruptcy Case, any payment or distribution of assets of any Obligor of any kind or character, whether in cash, property or securities, to which the Senior Subordinated Lender would be entitled, except for the provisions hereof, shall be paid by any Obligor or any other Person making such payment or distribution, or by the Senior Subordinated Lender if received by it, directly to the Senior Agent and the Senior Lenders, to the extent necessary to result in all Senior Indebtedness being Paid in Full, before any payment or distribution is made to the Senior Subordinated Lender.

                  (b) In any Bankruptcy Case by or against any Obligor,

                  (i) the Senior Agent and the Senior Lenders may, and are hereby irrevocably authorized and empowered (in their own name or in the name of the Senior Subordinated Lender or otherwise), but shall have no obligation, to, (A) demand, sue for, collect and receive every payment or distribution referred to in this Section 2.2 and give acquittance therefor and (B) file claims and proofs of claim in respect of the Senior Subordinated Indebtedness and take such other action (including, without limitation, voting the Senior Subordinated Indebtedness or enforcing any security interest or other lien securing payment of the Senior Subordinated Indebtedness) as the Senior Agent or the Senior Lenders may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Agent and the Senior Lenders hereunder; provided, however, that the Senior Agent and the Senior Lenders may only file claims and proofs of claims in respect of the Senior Subordinated Indebtedness if the Senior Subordinated Lender shall not have filed proofs of claim with respect to the Senior Subordinated Indebtedness within 30 days before such action is barred, prohibited or otherwise cannot be taken; and

                  (ii) the Senior Subordinated Lender will duly and promptly take such action as the Senior Agent or the Senior Lenders may reasonably request (A) to collect the Senior Subordinated Indebtedness for the account of the Senior Agent and the Senior Lenders and to file appropriate claims or proofs of claim with respect thereto, (B) to execute and deliver to the Senior Agent and the Senior Lenders such powers of attorney, assignments or other instruments as the Senior Agent or the Senior Lenders may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Senior Subordinated Indebtedness, and (C) to collect and receive for the account of the Senior Agent and the Senior Lenders any and all payments or distributions which may be payable or deliverable upon or with respect to the Senior Subordinated Indebtedness.

                  2.3 Payments Held in Trust/Turnover. In the event that, notwithstanding the foregoing, any payment or distribution of assets of any Obligor, whether in cash, property or securities, prohibited by this Agreement shall be received by the Senior Subordinated Lender before all Senior Indebtedness is Paid in Full such payment or distribution shall be held IN TRUST for the benefit of and shall be paid over to or delivered to the Senior Agent and the Senior Lenders, until all such Senior Indebtedness shall have been Paid in Full.

                  2.4 Subrogation, Etc. No payment or distribution to the Senior Agent or the Senior Lenders pursuant to the provisions of this Agreement shall entitle the Senior Subordinated Lender to exercise any rights of subrogation, contribution, reimbursement or indemnity in respect thereof until all Senior Indebtedness shall have been Paid in Full. After the Senior Indebtedness has been Paid in Full, the Senior Subordinated Lender shall be subrogated to the rights of the Senior Agent and the Senior Lenders to receive payments or distributions of assets of the Obligors applicable to the Senior Indebtedness until all amounts owing in respect of the Senior Subordinated Indebtedness shall have been paid in full; provided, however, that for the purpose of such subrogation, no payments or distributions to the Senior Agent or the Senior Lenders by virtue of this Agreement by or on behalf of the Obligors or by or on behalf of the Senior Subordinated Lender that otherwise would have been made to the Senior Subordinated Lender on account of the Senior Subordinated Indebtedness shall, as among the Obligors, their creditors other than the Senior Agent and the Senior Lenders, and the Senior Subordinated Lender, be deemed to be payment by the Obligors to or on account of the Senior Indebtedness, it being understood that the above provisions relating to subordination are solely for the purpose of defining the relative rights of the Senior Agent and the Senior Lenders on the one hand, and the Senior Subordinated Lender, on the other hand.

            3. Permitted Liens and Relative Priorities. As among the Secured Creditors, and notwithstanding the terms (including the description of
Collateral), dating, execution, or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, or perfection of any security interest or lien; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the UCC or any other applicable law; and any provision of the UCC or any other applicable law to the contrary, the Secured Creditors agree:

                  (a) The Senior Agent, on behalf of the Senior Lenders, shall have a first priority security interest in and lien upon the Collateral; and

                  (b) The Senior Subordinated Lender shall have a second priority security interest in and lien upon the Collateral.

            For purposes of the foregoing allocation of priorities, any claim of a right to a setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

            4. No Alteration of Priority. The lien and security interest priorities provided in Section 3 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or (to the extent permitted in Section 14(a) hereof) refinancing of any of the Senior Indebtedness or any Senior Subordinated Indebtedness nor by any action or inaction which any Secured Creditor may take or fail to take in respect of the Collateral. The Secured Creditors consent to the Obligors' granting to each other Secured Creditor the liens and security interests reflected in Section 3.

            5. Perfection. Each of the Secured Creditors shall be solely responsible for, and nothing herein shall prohibit any Secured Creditor from, perfecting and maintaining the perfection of its lien or security interest in any of the Collateral in which such party has been granted a lien or security interest. The provisions of this Agreement are intended solely to govern the respective priorities as among the Secured Creditors. The Senior Subordinated Lender agrees that it will not directly or indirectly take any action to contest or challenge the validity, legality, perfection, priority, availability, or enforceability of the liens of the Senior Agent and the Senior Lenders upon the Collateral or seek to have the same avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.

            6. Exercise of Remedies; Management of Collateral. Notwithstanding anything to the contrary contained in any of the Documents:

                  (a) Subject to Section 6(b) hereof, until all Senior Indebtedness has been Paid in Full: (i) the Senior Agent and the Senior Lenders, shall have the exclusive right to manage, perform, and enforce the terms of the Senior Documents with respect to the Collateral and to exercise and enforce all privileges and rights thereunder in their sole discretion, including, without limitation, the exclusive right to enforce or settle insurance claims with respect to Collateral, take or retake control or possession of Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate
Collateral; (ii) the Senior Subordinated Lender shall not accelerate the principal amount due on any Senior Subordinated Indebtedness or exercise any Secured Creditor Remedies with respect to Collateral or commence, or join with any other creditor other than the Senior Agent and the Senior Lenders in commencing, any Bankruptcy Case; and (iii) any and all proceeds of Collateral which shall come into the possession, control, or custody of the Senior Subordinated Lender will be deemed to have been received for the account of the Senior Agent and the Senior Lenders and shall be immediately paid over to the Senior Agent and the Senior Lenders.

                  (b) Promptly after the Senior Subordinated Lender becomes aware thereof, the Senior Subordinated Lender shall promptly give the Senior Agent written notice of any "Event of Default" under (and as defined in) any of the Senior Subordinated Documents, and, subject to Section 2.1 hereof, until the Senior Indebtedness has been Paid in Full, the Senior Subordinated Lender shall not accelerate the maturity of the Subordinated Debt, commence or join in any action or proceeding to recover any amounts due on the Subordinated Debt, commence or join in any involuntary bankruptcy petition or similar judicial proceeding against the Borrower, or collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Collateral, judicially or non-judicially, or attempt to do any of the foregoing); provided, however, that notwithstanding anything to the contrary contained herein: (i) the Senior Subordinated Lender may, at any time, (A) ask or make demand in respect of payments permitted to be received by Section 2.1 of this Agreement, (B) convert to equity any of the Subordinated Debt, and (C) sell, assign or otherwise transfer any and all of the Subordinated Debt and their rights relating thereto, subject to the provisions of this Agreement; and (ii) if an "Event of Default" under (and as defined in) any of the Senior Subordinated Documents shall have occurred and be continuing, the Senior Subordinated Lender may, at the time specified in clauses (1) and (2) of this clause (ii), (A) accelerate any or all of the Subordinated Debt, (B) file and prosecute a lawsuit to collect, or otherwise enforce, subject to the provisions of this Agreement, any and all of the rights in respect of, the Subordinated Debt, (C) exercise the rights of the Senior Subordinated Lender in any proceeding referred to in this Section 6(b), subject to the terms of this Agreement, and (D) realize upon and exercise any and all remedies in respect of any of the Collateral securing the Subordinated Obligations, in each case described in this clause (ii) following, (1) written notice to the Senior Agent, and (2) the expiration of 30 days after such written notice has been received by the Senior Agent, unless prior to the end of such 30-day period, the Senior Agent shall have accelerated the Senior Indebtedness and commenced and be pursuing enforcement of its liens on such Collateral in a commercially reasonable manner (it being recognized that the Senior Agent shall have no duties or obligations to the Senior Subordinated Lender in so doing) and if the Senior Agent is continuing to pursue such a course of conduct in a commercially reasonable manner, then the Senior Subordinated Lender shall refrain from taking any of the actions specified in this clause (ii).

                  (c) The rights and priorities set forth in this Agreement shall remain binding irrespective of the terms of any plan of reorganization in a Bankruptcy Case or other provisions of the Bankruptcy Code or any similar federal or state statute.

            7. Sale of Collateral.

                  (a) Subject to Section 6(b) hereof, until the Senior Indebtedness has been Paid in Full: (i) only the Senior Agent and the Senior Lenders shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Collateral; and (ii) the Senior Subordinated Lender will, immediately upon the request of the Senior Agent or the Senior Lenders, release or otherwise terminate its liens and security interests upon the Collateral, to the extent such Collateral is sold or otherwise disposed of by any Obligor with the consent of the Senior Agent or the Senior Lenders in accordance with the Senior Documents, and the Senior Subordinated Lender will immediately deliver such release documents as the Senior Agent or the Senior Lenders may require in connection therewith; provided, however, that if any such sale or disposition results in a surplus after the Senior Indebtedness has been Paid in Full, such surplus shall be paid to the Senior Subordinated Lender for application in accordance with the terms of the Senior Subordinated Documents.

                  (b) Subject to Section 6(b) hereof, if the Senior Subordinated Lender shall attempt any Secured Creditor Remedies or attempt any other action prohibited or restricted under this Agreement, any Obligor, the Senior Agent or the Senior Lenders may interpose as a defense or plea the making of this Agreement and the Senior Agent or the Senior Lenders may intervene and interpose such defense in its name or in the name of any Obligor and any Obligor, the Senior Agent or the Senior Lenders may by virtue of this Agreement restrain the enforcement thereof in the name of any Obligor, the Senior Agent or the Senior Lenders. Notwithstanding anything to the contrary, any payment or distribution of cash, assets or securities of any Obligor received by the Senior Subordinated Lender prior to all Senior Indebtedness being Paid in Full, shall be held by the Senior Subordinated Lender IN TRUST for and paid over to the Senior Agent and the Senior Lenders for application to the Senior Indebtedness until such Senior Indebtedness is Paid in Full.

                  (c) This Section 7 shall not be construed in any way to limit or impair the right of (i) any Secured Creditor to bid for and purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any other Secured Creditor, (ii) the Senior Subordinated Lender to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to such Collateral initiated by the Senior Agent and the Senior Lenders thereon, so long as it does not delay or interfere with the exercise by the Senior Agent or the Senior Lenders of their rights, and (iii) subject to the terms of this Agreement, the right of the Senior Subordinated Lender on any Collateral to receive payments from the proceeds of the collection, sale or other disposition of such Collateral.

            8. Sections 9-611 and 9-613 Notice and Waiver of Marshalling. Each Secured Creditor hereby acknowledges that this Agreement shall constitute notice of the other Secured Creditors' respective interests in the Collateral as provided by Sections 9-611 and 9-613 of the UCC and each of the Secured Creditors waives any right to compel the other Secured Creditors to marshal any of the Collateral or to seek payment from any particular assets of any Obligor or from any third party.

            9. Insurance or Condemnation. In the event of:

                  (a) the occurrence of a fire or other casualty resulting in damage to all or any portion of any Collateral (each, a "CASUALTY"):

                     (i) the Senior Subordinated Lender hereby waives any right to participate or join in any adjustment, compromise, or settlement of any claims resulting from a Casualty with respect to any Collateral;

                     (ii) all proceeds received or to be received on account of a Casualty shall be applied in the manner or manners provided for in the Senior Documents; and

                     (iii) the Senior Subordinated Lender agrees to execute and deliver any documents, instruments, agreements or further assurances required to effectuate any of the foregoing.

            10. Bankruptcy Issues.

                  (a) Except as provided in this Section 10, this Agreement shall continue in full force and effect after the commencement of a Bankruptcy Case (all references herein to Obligors being deemed to apply to Obligors as debtor-in-possession and to a trustee for Obligors' estate in a Bankruptcy
Case), and shall apply with full force and effect with respect to all Collateral acquired by such Obligors, and to all Secured Creditors' Indebtedness incurred by Obligors, subsequent to such commencement.

                  (b) If any Obligor shall become subject to a Bankruptcy Case, and if the Senior Agent or the Senior Lenders shall desire to permit the use of cash collateral or to provide post-petition financing to such Obligor, the Senior Subordinated Lender agrees as follows: (i) adequate notice to the Senior Subordinated Lender shall be deemed to have been provided for such use of cash collateral or post-petition financing if the Senior Subordinated Lender receive notice thereof at least three (3) Business Days prior to any hearing on a request to approve such use of cash collateral or post-petition financing; and
(ii) no objection will be raised by the Senior Subordinated Lender to any such use of cash collateral or such post-petition financing by the Senior Agent or the Senior Lenders. No objection will be raised by the Senior Subordinated Secured Creditors to the Senior Agent's motion for relief from the automatic stay in any proceeding under the Bankruptcy Code to foreclose on and sell the Collateral.

            11. Notice of Default and Certain Events. Each Secured Creditor shall send written notice to each other Secured Creditor upon the occurrence of any of the following as applicable:

                  (a)  the   declaration  of  any  default  under  such  Secured
Creditor's Documents, or the acceleration of any of such Secured Creditor's Indebtedness; or

                  (b) the commencement of any sale or liquidation of, or realization upon, any of the Collateral.

            Each such notice shall be sent to each other Secured Creditor contemporaneously with the sending of such notice to Obligors if and when sent under the applicable Documents. The failure of any Secured Creditor to give such notice shall not affect the relative lien or security interest priorities or the other privileges of such Secured Creditor as provided in this Agreement or give rise to any liability.

            12. Mutual Bailee; Relative Priorities. (a) Each of the Senior Agent and the Senior Subordinated Lender (each, a "SECURED PARTY") hereby appoints the other Secured Creditor as such appointing Secured Party's bailee and agent solely for the purpose of perfecting its respective security interests solely in and on any of the Collateral in the possession or "control" (as such term is defined in the Uniform Commercial Code as in effect in each applicable jurisdiction) of such other Secured Party, in which a security interest may be perfected under the UCC or other relevant law only by possession or control ("SPECIFIED COLLATERAL"); provided, however, that a Secured Party in possession or having control of any Specified Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of such Specified Collateral, and (except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction) the non-possessing or non-controlling Secured Party hereby waives and releases the Secured Party in possession or control from all claims and liabilities arising pursuant to such possessing Secured Party's role as bailee and agent with respect to the Specified Collateral, so long as such possessing or controlling Secured Party shall use the same degree of care with respect thereto as such possessing or controlling Secured Party uses for similar property pledged to such possessing or controlling Secured Party as collateral for indebtedness of others to such possessing or controlling Secured Party. If either the Senior Indebtedness or Senior Subordinated Indebtedness (each, "INDEBTEDNESS") are Paid in Full then, so long as any of the other Indebtedness remains unpaid, the Secured Party with respect to such paid Indebtedness shall deliver the remainder of the Specified Collateral, if any, in its possession to the Secured Party with respect to such unpaid Indebtedness, and, if permitted under the applicable agreements, transfer control of the remainder of the Specified Collateral, if any, under its control to such other Secured Party, except in each case as may otherwise be required by applicable law or court order.

                  (b) It is understood and agreed that this Section 12 is intended solely to assure continuous perfection of the security interests granted under the documents evidencing the Debt, and nothing in this Section 12 shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement. Each Secured Party shall be solely responsible for perfecting and maintaining the perfection of its liens in and to each item constituting the Specified Collateral in which such Secured Party has been granted a lien. Each Secured Party acknowledges and agrees that: (a) the other Secured Party makes no representation or warranty whatsoever as to the nature, extent, description, validity or priority of any Specified Collateral or the security interests in or liens upon any Specified Collateral; (b) such Secured Party need not act as a bailee or agent for the other Secured Party with respect to any Collateral in which a security interest may be perfected by means other than possession or control; and (c) the priority of each Secured Parties' security interests in and liens upon the Specified Collateral shall be governed by the terms of this Agreement. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Secured Party's and shall not impose on any Secured Party any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law.

            13. Authority.

                  (a) The Senior Agent represents and warrants that the execution, delivery and performance by it of this Agreement has been duly authorized by the Senior Lenders and by all necessary corporate action of the Senior Agent, and that this Agreement constitutes the legal, valid and binding obligation of the Senior Agent and the Senior Lenders, enforceable against each of them in accordance with its terms.

                  (b) The Senior Subordinated Lender represents and warrants that the execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action of the Senior Subordinated
Lender, and that this Agreement constitutes the legal, valid and binding obligation of the Senior Subordinated Lender, enforceable against it in accordance with its terms.

                  (c) The Senior Subordinated Lender agrees that any assignment or transfer of an interest in any of the Senior Subordinated Indebtedness shall be made expressly subject to the terms and conditions of this Agreement. Each Person that becomes a Senior Subordinated Lender after the date of this Agreement shall execute and deliver to the Senior Subordinated Lender an acknowledgement and consent to the terms of this Agreement.

            14. Modification of Documents; Additional Covenants.

                  (a) The Senior Subordinated Lender agrees that the Senior Agent and the Senior Lenders shall have absolute power and discretion, without notice to the Senior Subordinated Lender, to deal in any manner with the Senior Indebtedness, including, but not by way of limitation, the power and discretion to do any of the following: (i) any demand for payment of any Senior Indebtedness may be rescinded in whole or in part, and any Senior Indebtedness may be continued, and the Senior Indebtedness or the liability of Obligors upon or for any part thereof, or any Collateral or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released; and (ii) the Senior Documents may be amended, modified, supplemented, refinanced, renewed, refunded, extended or terminated, in whole or in part, as the Senior Agent or the Senior Lenders may deem advisable from time to time; and
(iii) any Collateral may be sold, exchanged, waived, surrendered, or released. The Senior Subordinated Lender will remain bound under this Agreement, and the subordination provided for herein shall not be impaired, abridged, released, or otherwise affected notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, or release. The Senior Indebtedness shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement, and all dealings between the Senior Agent and the Senior Lenders on the one hand, and the Obligors, on the other hand, shall be deemed to have been consummated in reliance upon this Agreement.

                  (b) Without the prior written consent of the Senior Agent or the Senior Lenders, the Senior Subordinated Lender agrees not to amend, modify or supplement in whole or in part, any terms or provisions of any Senior Subordinated Document.

                  (c) So long as any of the Senior Indebtedness shall remain outstanding, the Senior Subordinated Lender will not, without the prior written consent of the Senior Agent or the Senior Lenders:

                     (i) except as otherwise expressly permitted in this Agreement, cancel or otherwise discharge any Senior Subordinated Indebtedness (except upon payment in full thereof to the Senior Subordinated Lender or the Senior Agent and the Senior Lenders as contemplated hereby), or (B) subordinate any Senior Subordinated Indebtedness to any indebtedness of any Obligor other than the Senior Indebtedness;

                     (ii) sell, assign, pledge, encumber or otherwise dispose of any Senior Subordinated Indebtedness unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement; or

                     (iii) commence, or join with any creditor other than the Senior Agent or the Senior Lenders in commencing, any Bankruptcy Case.

            15. The Senior Subordinated Lender's Waivers. The Senior Subordinated Lender waives: (a) any and all notice of the creation, modification, renewal, extension, or accrual of any of the Senior Indebtedness and notice of or proof of reliance by the Senior Agent and the Senior Lenders upon this Agreement; (b) agrees not to assert against the Senior Agent or any of the Senior Lenders any rights which a guarantor or surety could exercise, but nothing in this Agreement shall constitute any Senior Subordinated Lender as a guarantor or surety; and (c) prior to the time the Senior Indebtedness is Paid in Full, any right of subrogation, contribution, reimbursement, or indemnity which it may have against any Obligor arising directly or indirectly out of this Agreement.

            16. Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable, and shall remain in full force and effect until the Senior Indebtedness shall have been Paid in Full, and the Senior Documents shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if any payment, or any part thereof, of any amount paid by or on behalf of any Obligor with regard to any Senior Indebtedness is rescinded or must otherwise be restored or returned upon or as a result of any Bankruptcy Case, or for any other reason, all as though such payments had not been made. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that any actions arising out of or in connection with this Agreement shall be tried and litigated in the state and federal courts located in the County of New York, in the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

            17. Parties Intended to be Benefited. All of the understandings, covenants, and agreements contained herein are solely for the benefit of the Senior Agent, the Senior Lenders, the Senior Subordinated Lender, their respective successors and assigns, and future holders of the Senior Indebtedness and the Senior Subordinated Indebtedness respectively, and there are no other parties, including any Obligor or any of their creditors, successors, or assigns, which are intended to be benefited, in any way, by this Agreement.

            18. No Limitation Intended. Nothing contained in this Agreement is intended to or shall affect or limit, in any way, the rights that the Senior Agent, the Senior Lenders and the Senior Subordinated Lender have with respect to any third parties. The Senior Agent, the Senior Lenders and the Senior Subordinated Lender hereby specifically reserve all of their respective rights against the Obligors and all other third parties.

            19. Notice. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties desires to give or serve upon the other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be delivered either in person or by registered, or certified United States mail, postage prepaid, by facsimile, or by recognized overnight courier service, addressed as follows:

                  (a) If to the Senior Agent, at:

                          Portside Growth & Opportunity Fund
                      c/o Ramius Capital Group, L.L.C.
                          666 Third Avenue, 26th Floor
                          New York, New York  10017
                          Telephone:  (212) 756-2000
                          Facsimile:  (212) 593-5955
                          Attention:  Jeffrey Smith

                          with a copy to:


                          Schulte Roth & Zabel LLP
                          919 Third Avenue
                          New York, New York  10022
                          Telephone:  (212) 756-2000
                          Facsimile:  (212) 593-5955
                          Attention:  Eleazer N. Klein, Esq.


                  (b) If to the Senior Subordinated Lender, at:

                          c/o SpatiaLight, Inc.
                          Five Hamilton Landing, Suite 100
                          Novato, CA 94949
                          Telephone:  (415) 883-1693
                          Facsimile:  (415) 883-1125
                          Attention:  Robert A. Olins

                          with a copy to:

                          Bryan Cave LLP
                          1290 Avenue of the Americas
                          New York, New York  10104
                          Telephone:  (212) 541-1155
                          Facsimile:  (212) 541-4630
                          Attention:  Melvin Katz, Esq.


                  (c) If to the Obligors, at:

                          SpatiaLight, Inc.
                          Five Hamilton Landing, Suite 100
                          Novato, CA 94949
                          Telephone:  (415) 883-1693
                          Facsimile:  (415) 883-1125
                          Attention:  Robert A. Olins:

                          with a copy to:

                          Bryan Cave LLP
                          1290 Avenue of the Americas
                          New York, New York  10104
                          Telephone:  (212) 541-1155
                          Facsimile:  (212) 541-4630
                          Attention:  Melvin Katz, Esq.

or at such other address as may be substituted by notice given as herein provided. Giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given when received.

            20. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            21. Complete Agreement. This Agreement constitutes the complete agreement and understanding of each of the Secured Creditors, and supersedes all prior or contemporaneous oral and written negotiations, agreements and understandings, express or implied, with respect to the subject matter hereof.

            22. No Joint Venture. Each of the Secured Creditors acknowledges and confirms that this Agreement shall not create a joint venture, agency or fiduciary relationship.

            23. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties each in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same Agreement.

            24. Choice of Law; Venue; Waiver of Jury Trial.

                  (a) THE SENIOR AGENT, THE SENIOR LENDERS AND THE SENIOR SUBORDINATED LENDER HEREBY EXPRESSLY HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (II) WAIVES ANY DEFENSE BASED ON DOCTRINES OF VENUE OR FORUM NON CONVENIENS OR OTHERWISE, AND (III) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH AN ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED EXCLUSIVELY IN SUCH NEW YORK STATE OR FEDERAL COURT.

                  (b) THE SENIOR AGENT, THE SENIOR LENDERS AND THE SENIOR SUBORDINATED LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR

(B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE SENIOR AGENT, THE SENIOR LENDERS AND THE SENIOR SUBORDINATED LENDER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE SENIOR AGENT, THE SENIOR LENDERS AND THE SENIOR SUBORDINATED LENDER HEREBY AGREE AND CONSENT THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT TO THE WAIVER OF RIGHT TO TRIAL BY JURY.

            25.   Specific   Performance.   Each  of  the  parties   agrees  and
acknowledges that in the event of any breach of this Agreement, the non-breaching party would be irrevocably harmed and would not be made whole by monetary damages. IT IS ACCORDINGLY AGREED THAT THE PARTIES HERETO SHALL AND DO HEREBY WAIVE THE DEFENSE IN ANY ACTION FOR SPECIFIC PERFORMANCE THAT A REMEDY AT LAW WOULD BE ADEQUATE AND THAT THE PARTIES HERETO, IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MADE BE ENTITLED AT LAW OR IN EQUITY, SHALL BE ENTITLED TO COMPEL SPECIFIC PERFORMANCE OF THIS AGREEMENT IN ANY ACTION INSTITUTED IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY OR, IN THE EVENT SUCH COURTS SHALL NOT HAVE JURISDICTION OF SUCH ACTION, IN ANY COURT OF THE UNITED STATES OR ANY STATE THEREOF HAVING SUBJECT MATTER JURISDICTION OF SUCH ACTIONS.

            26. Legend; Further Assurances.

                  (a) The Senior Subordinated Lender and each Obligor will cause each Senior Subordinated Document and any other instrument or agreement hereafter evidencing or guaranteeing any Senior Subordinated Indebtedness to be indorsed with substantially the following legend:

            "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the "Senior Indebtedness" pursuant to, and to the extent provided in (and as defined in), the Intercreditor and Subordination Agreement, dated as of November 30, 2004, between Portside Growth & Opportunity Fund (in its capacity as collateral agent for the "Buyers" party to the Securities Purchase Agreement, dated as of even date therewith, and for the other holders of the "Securities" as defined therein) and Argyle Capital Management Corporation."

                  (b) The Senior Subordinated Lender and the Obligors will (i) mark their books or accounts or take such other action as shall be effective to give reasonable notice of the effect of this Agreement, and (ii) in the case of any Senior Subordinated Indebtedness which is not evidenced by any instrument, upon the Senior Agent's request, cause such Senior Subordinated Indebtedness to be evidenced by an appropriate instrument or instruments indorsed with the above legend. The Senior Subordinated Lender and Obligors will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and other documents, and take all further action, that may be necessary or, in the opinion of the Senior Agent, desirable, or that the Senior Agent may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Agent and the Senior Lenders to exercise and enforce their rights and remedies hereunder.

                  (c) Notwithstanding anything to the contrary contained herein, to the extent that any of the Senior Subordinated Documents (or any of the Senior Subordinated Lender's rights or remedies thereunder) shall have been pledged, transferred or otherwise assigned by the Senior Subordinated Lender to any other party as of the date hereof, the Senior Subordinated Lender shall fully comply with Section 13(c), Section 14(c)(ii) and Section 26 hereof within sixty (60) days of the date of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first herein above set forth.

                                      PORTSIDE GROWTH & OPPORTUNITY FUND,
                                      as Collateral Agent



                                      By: /s/ Jeffrey Smith
                                          ------------------------------------
                                          Name:  Jeffrey Smith
                                          Title: Authorized Signatory

            The Borrower hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the Borrower agrees that it will, together with its successors and assigns, be bound by the provisions thereof, including (without limitation) Section 26(c) hereof, and that any breach by the Borrower of any term hereof shall constitute an "Event of Default" under (and as defined in) the Senior Documents.

            The Borrower agrees that any Secured Party holding Collateral does so as bailee (under the UCC) for the other Secured Party which has a lien on such Collateral and is hereby authorized to and may turn over to such other Secured Party upon request therefor any such Collateral, after all obligations and indebtedness of the Party to the bailee Secured Party have been fully paid and performed.

            The Borrower acknowledges and agrees that: (i) although it may sign this Intercreditor and Subordination Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor and Subordination Agreement, and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Secured Parties' to effectuate the provisions and purposes of the foregoing Intercreditor and Subordination Agreement.


                                      SPATIALIGHT, INC.


                                      By: /s/ Robert A. Olins
                                          -----------------------------------
                                          Name:  Robert A. Olins
                                          Title: Chief Executive Officer

                                   EXHIBIT "A"

                      ARGYLE CAPITAL MANAGEMENT CORPORATION
                                CONVERTIBLE NOTES


--------------------------------------------------------------------------------
                 ISSUANCE DATE                     ORIGINAL PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------

                   1/23/1998                             $150,000
--------------------------------------------------------------------------------

                   2/24/1998                             $350,000
--------------------------------------------------------------------------------

                   3/18/1998                              $50,000
--------------------------------------------------------------------------------

                   3/27/1998                              $20,000
--------------------------------------------------------------------------------

                   4/3/1998                               $70,000
--------------------------------------------------------------------------------

                   4/17/1998                              $90,000
--------------------------------------------------------------------------------

                   5/1/1998                               $89,000
--------------------------------------------------------------------------------

                   5/15/1998                              $85,000
--------------------------------------------------------------------------------

                   5/29/1998                              $76,500
--------------------------------------------------------------------------------

                   6/12/1998                              $57,500
--------------------------------------------------------------------------------

                   6/26/1998                              $75,000
--------------------------------------------------------------------------------

                   7/7/1998                               $40,000
--------------------------------------------------------------------------------

                   7/10/1998                              $35,000

--------------------------------------------------------------------------------

                                                       $1,118,000
--------------------------------------------------------------------------------